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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported):  October 2, 2001


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas          77027
   -------------------------------------------------        ----------
   (Address of Principal Executive Offices)                 (Zip Code)


                                   (713)963-9522
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              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)



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ITEM 9.    REGULATION FD DISCLOSURE
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     On October 2, 2001, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced earnings guidance and new contracts.

     The Company hereby incorporates by reference into this Item 9 the press release and forward contract cover summary report, as of October 2, 2001, attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Company's vessels. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(b)   Exhibits.

Exhibit No.                   Description
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99.1             Press Release dated October 2, 2001


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: October 2, 2001                   By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Edward A. Guthrie
                                            Executive Vice President and
                                            Chief Financial Officer

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                               EXHIBIT INDEX

Exhibit No.                   Description
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99.1              Press Release dated October 2, 2001













































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